                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           INTERNATIONAL BARTER CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           INTERNATIONAL BARTER CORP.

                                OCTOBER 26, 1998


Dear Shareholder:

You are invited to attend the annual meeting of shareholders ("Annual Meeting") of International Barter Corp. ("Company") which will be held at the DoubleTree Hotel Seattle Airport located at 18740 Pacific Highway South, Seattle, Washington on Tuesday, November 24, 1998, beginning at 1:00 p.m. local time.

The items of business which will be presented at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

If you do not plan to attend the Annual Meeting, please complete, date, sign, and promptly return the enclosed proxy in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

During the Annual Meeting, management will report on operations and other matters affecting the Company and will respond to shareholders' questions. We look forward to seeing you at the Annual Meeting.

Sincerely,
INTERNATIONAL BARTER CORP.



STEVEN M. WHITE
President and Chief Executive Officer





                             YOUR VOTE IS IMPORTANT

         In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage required if mailed in the United States).

                           INTERNATIONAL BARTER CORP.
                      21400 INTERNATIONAL BLVD., SUITE 207
                            SEATTLE, WASHINGTON 98198



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD TUESDAY, NOVEMBER 24, 1998


         The annual meeting of shareholders ("Annual Meeting") of International Barter Corp. ("Company") will be held at the DoubleTree Hotel Seattle Airport located at 18740 Pacific Highway South, Seattle, Washington on Tuesday, November 24, 1998, beginning at 1:00 p.m. local time. At the meeting, shareholders will act on the following matters:

         (1)  Election of four directors to serve for a term of one  year;

         (2) Ratification of the 1998 Stock Option Plan;

         (3) Ratification of the appointment of the Company's independent accountants for fiscal 1998;

         (4) Any other matters as may properly come before the Annual Meeting.

         Shareholders of record at the close of business on October 12, 1998 are entitled to notice of and to vote at the meeting or any postponement or adjournment.




                                            By order of the Board of Directors
                                            NORMA K. FETZ
                                            Secretary


Seattle, Washington
October 26, 1998




                                IMPORTANT NOTICE

Whether or not you plan to attend the meeting in person, please complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

                           INTERNATIONAL BARTER CORP.

                                 PROXY STATEMENT


GENERAL INFORMATION

         Your proxy, using the enclosed form, is solicited by the Board of Directors of International Barter Corp. ("Company") for the Annual Meeting of Shareholders ("Annual Meeting") to be held at 1:00 p.m. on Tuesday, November 24, 1998, at the DoubleTree Hotel Seattle Airport located at 18740 Pacific Highway South, Seattle, Washington, and at any adjournment or postponement of the Annual Meeting. Management anticipates that the mailing to shareholders of this proxy statement and enclosed proxy will occur on or about October 26, 1998.

PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

         The Company's common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on October 12, 1998 ("Record Date") are entitled to receive notice of the Annual Meeting and to vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 4,975,200 shares of common stock outstanding, each share entitled to one vote on each matter to be voted upon.

         The presence at the meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the transaction of business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to elect Directors and to approve additional proposals which may be presented at the Annual Meeting.

         Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by the Company's Board of Directors and when properly completed, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR the nominees of the Board of Directors and FOR proposals contained in this Proxy Statement. With respect to any other matters that may come properly before the Annual Meeting, the proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the

Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL

           The Company's bylaws provide that a director's term of office shall be one year and that directors may be re-elected for successive annual terms. The Board of Directors currently consists of four (4) directors. The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The four (4) nominees receiving the affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.



                                              POSITIONS AND OFFICES HELD
               NOMINEES                           WITH THE COMPANY
               --------                           ----------------
            Steven M. White          Chief Executive Officer, President, Treasurer, Director,
                                     Chairman of the Board
            Alan Zimmelman           VP Area Office Development, Director
            Richard Mayer            VP Operations and Marketing, Director
            Glen T. White            Director

BUSINESS EXPERIENCE OF DIRECTORS

         Steven M. White, Richard Mayer and Alan Zimmelman are full-time employees of the Company. Glen White devotes only such time as may be necessary to the Company's business and affairs.

         Steven M. White, 40, has been a member of the Board of Directors, and has served as President and Chief Executive Officer since September 1996. From July 1983 until its merger with the Company in 1996, Mr. White served as President of Cascade Trade Association, a private company involved in the barter business. He has over nineteen years experience in sales and management, including over fifteen years affiliated with companies involved in the barter business. He has served on the Board of Directors of the National Association of Trade Exchanges ("NATE") since 1995, and is its President for the 1998-1999 term.

         Alan Zimmelman, 54, has been a member of the Board of Directors since November 1997. From November 1987 until August 1996, he was President of BXI West Los Angeles, a private company involved in the barter business. Mr. Zimmelman joined the Company in September 1996 and was appointed VP Operations in September 1997. He has over twenty-six years experience in sales and management, including over ten years affiliated with companies involved in the barter business, twelve years affiliated with companies in the hotel industry and five years affiliated with companies in hospital administration.

         Richard Mayer, 59, has been a member of the Board of Directors since September 1996. He has over thirty years experience in sales and management, including over six years affiliated with companies involved in the barter business. From November 1995 until its merger with the Company, he was Vice President of Marketing for Cascade Trade Association, a private company involved in the barter business. From April 1989 until November 1995, he was the owner of Money Mailer of the Sound, a private company involved in direct mail. From 1960 until 1989, he was with General Electric Capital Corp.

         Glen T. White, 44, has been a member of the Board of Directors since November 1997. Since June 1977, he has been in the US Navy and currently holds the rank of Commander. Glen T. White is the brother of Steven M.
White.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended March 31, 1998, the Board of Directors held six meetings. During this period, each of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors.

         The Board of Directors has not yet established a Compensation Committee or an Audit Committee. When established, the Compensation Committee will make recommendations concerning the salaries and incentive compensation of employees of, and consultants to, the Company, and will administer the Company's 1998 Stock Option Plan. When established, the Audit Committee will be responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors.

DIRECTOR COMPENSATION

         Except for grants of stock options and reimbursement of expenses, directors of the Company generally do not receive compensation for services rendered as a director. The Company does not compensate its directors for committee participation or for performing special assignments for the Board of Directors. Under the Company's 1998 Stock Option Plan, non-employee directors of the Company receive automatic grants of stock options each year upon their reelection at the annual meeting of shareholders, exercisable at not less than the fair market value of the Company's common stock on the day of grant. If shareholder approval of the director nominees is obtained, than the sole non-employee Board member, Glen T. White, will receive at that time an option grant for 5,000 shares of common stock under the automatic grant program of the 1998 Plan. See "Proposal No. 2 -- Ratification of 1998 Stock Option Plan."

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the nominees listed above.

                                 PROPOSAL NO. 2

                     RATIFICATION OF 1998 STOCK OPTION PLAN

                  The Company's shareholders are being asked to approve and ratify the 1998 Stock Option Plan ("1998 Plan"), and the specific awards already made under the 1998 Plan. As of September 30, 1998, the Company had granted options to purchase an aggregate of 297,000 shares of common stock under the 1998 Plan.

         The 1998 Plan is intended to serve as an equity incentive program for management, qualified employees, non-employee members of the Board of Directors, and independent advisors or consultants. The 1998 Plan became effective on June 1, 1998 upon adoption by the Board of Directors, and has been recommended for ratification by shareholders at the Annual Meeting.

         The following is a summary of the principal features of the 1998 Plan. A copy of the 1998 Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary located in Seattle, Washington.

DESCRIPTION OF 1998 STOCK OPTION PLAN

          Under the 1998 Plan, the total number of shares of common stock reserved for issuance at any time is that number equal to 20% of the outstanding shares of Company common stock, which may be Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options. If any outstanding option expires or is terminated for any reason, the shares of common stock allocable to the unexercised portion of that option may again be subject to an option to the same optionee or to a different person eligible under this Plan.

         The 1998 Plan contains two separate components: (i) a discretionary option grant program under which eligible individuals in the Company's employ or service (including officers and other employees, non-employee Board members and independent advisors or consultants) may, at the discretion of the plan administrators, be granted options to purchase shares of common stock; and (ii) an automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of common stock at an exercise price equal to their fair market value on the grant date.

         The discretionary option grant program will be administered by the Board of Directors or a committee of two or more members of the Board. Plan administrators have sole authority to prescribe the form, content and status of options to be granted, select the eligible recipients, determine the timing of option grants, determine the number of shares subject to each grant, the exercise price, vesting schedule, and term for which any option will remain outstanding, provided, however, that the exercise price for any option granted may not be less than the fair market value per share of the common stock at the date of grant. The Board of Directors has the authority to determine the terms and restrictions on all restricted option awards granted under the 1998 Plan, and in general, to construe and interpret any provision of the 1998 Plan.

         The exercise price for outstanding option grants under the 1998 Plan may be paid in cash or, upon approval of the plan administrators, in shares of common stock valued at fair market value on the exercise date, having shares withheld from the amount of shares of common stock to be received by the optionee, by delivery of an irrevocable subscription agreement obligating the optionee to take and pay for the shares of common stock to be purchased within one year of the date of such exercise, through a same-day cashless exercise program or a reduction in the amount of any Company liability to the optionee, or by such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

         The administration of the automatic option grant program will be self-executing in accordance with the provisions of the 1998 Plan. Under the automatic option grant program, immediately after each annual meeting of shareholders, each elected non-employee director of the Company shall automatically be granted a nonqualified stock option to purchase 5,000 shares of common stock for each year included in the term for which such he or she was elected, provided that individual has not previously received an option grant from the Company in connection with his or her Board service which remains unvested.

         Under the 1998 Plan, no stock option can be granted for a period longer than ten years or for a period longer than five years for ISOs granted to optionees possessing more than 10% of the total combined voting power of all classes of stock of the Company. Unless extended by the Plan administrators until a date not later than the expiration date of the option, the right to exercise an option terminates ninety days after the termination of an optionee's employment, contractual or director relationship with the Company. If the optionee dies or is disabled, the option will remain exercisable for a period of one year after the termination of employment or relationship with the Company.

OPTION GRANTS

         For each of the executive officers named in the Summary Compensation Table and the various indicated groups, the table below shows (i) the number of shares of common stock subject to options which have been granted under the 1998 Plan and (ii) the exercise price payable per share of the options.

                                                          NUMBER OF
                                                            OPTION         EXERCISE PRICE OF
NAME AND POSITION                                          SHARES(1)       GRANTED OPTIONS(1)
-----------------                                          ---------       ------------------
Steven M. White                                             45,000             .8125
   President, CEO, Treasurer
Alan Zimmelman                                              45,000             .8125
   VP Area Office Development
Richard Mayer                                               45,000             .8125
   VP Operations and Marketing
Kevin Anderson
   Chief Financial Officer                                  40,000             .8125
Glen T. White                                                5,000             .8125
All current executive officers as a group
   (4 persons)                                             175,000             .8125
All current directors (other than executive
   officers) as a group (1 person)                           5,000             .8125
All employees, including current officers
   who are not executive officers, and                     117,000             .8125
   consultants, as a group   (6 persons)

(1) The number of options granted and exercise price have been adjusted to give effect to the 2:1 stock split effective July 24, 1998. The exercise price reflects the closing price as of June 1, 1998, the day of grant. The options expire June 1, 2003. They are 50% vested one year after the date of grant, and are fully vested after two years.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED

         Options granted under the 1998 Plan may be either incentive stock options ("ISOs") which satisfy the requirements of Section 422 of the Internal Revenue code or nonqualified stock options ("NQOs") which are not intended to meet these requirements. The federal income tax treatment for the two types of options is summarized below.

         Exercising the Option.

         Nonqualified Stock Option. An optionee generally will not recognize any taxable income at the time he or she is granted a NQO. However, upon its exercise, the optionee may incur regular federal income tax liability. The optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes. If the optionee is an employee or a former employee, the Company will be required to withhold from his or her compensation or collect from optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares if these withholding amounts are not delivered at the time of exercise.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQO, provided that the deduction is not otherwise disallowed under the Code. The deduction will in general be allowed for the taxable year of the Company in which the ordinary income is recognized by the optionee.

         Incentive Stock Option. If an option qualifies as an ISO, the optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise. In the event that the optionee ceases to be an employee but remains a service provider, any ISO of the optionee that remains unexercised shall cease to qualify as an ISO and will be treated for tax purposes as a nonqualified stock option on the date three (3) months and one (1) day following this change of status.

         Disposition of Shares.

         NQO. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a NQO will be the amount paid for the shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a NQO, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         ISO. If the optionee holds ISO shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. If the optionee disposes of ISO shares within one year after exercise or two years after the grant date ("disqualifying disposition"), any gain realized on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the difference between the fair market value of the shares acquired on the date of exercise and the aggregate exercise price, or (ii) the difference between the sale price of such shares and the aggregate exercise price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO shares were held.

         If the optionee sells or otherwise disposes of any of the shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the optionee must immediately notify the Company in writing of the disqualifying disposition. The optionee will be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO shares by payment in cash or out of the current earnings paid to the optionee. If the optionee makes a disqualifying disposition of the shares, then the Company will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the amount of ordinary income recognized by the optionee with respect to the early disposition of the ISO shares. In no other instance will the Company be allowed a deduction with respect to an optionee's disposition of ISO shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that shareholders vote FOR ratification of the 1998 Plan. The Board believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company's management, employees, non-employee members of the Board of Directors, and independent advisors or consultants, which will encourage these individuals to remain in the Company's service and more closely align their interests with those of the shareholders.


                                 PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         As of the mailing date of this Proxy Statement, the Board of Directors had not yet finalized the selection of independent accountants for the fiscal year ending March 31, 1999. The Company will ask the shareholders at the Annual Meeting to ratify its selection of independent accountants for the fiscal year ending March 31, 1999. The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to ratify the selection.

         Andersen Andersen & Strong L.C. has audited the Company's financial statements annually since fiscal 1996. Subsequent to the completion of the 1998 fiscal year audit, the Company retained a partner of Andersen Andersen & Strong L.C. to serve as its Chief Financial Officer, effective as of August 11, 1998. Because it could no longer serve the Company as an "independent" accounting firm for the 1999 fiscal year, the former accounting firm has declined to stand for re-election. The reports of Andersen Andersen & Strong L.C. for prior fiscal years have not contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Company will ask the shareholders at the Annual Meeting to ratify the selection of an accounting firm it feels to be in the Company's and the shareholders' best interests. In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the shareholders' best interests.

         Whichever independent accounting firm is selected for ratification, its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

OWNERSHIP OF SECURITIES

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of September 30, 1998 for
(a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common stock of the Company, (b) each director and nominee for director of the Company, and (c) all directors and executive officers of the Company as a group. The following information has been adjusted to give effect to the 2:1 stock split effective July 24, 1998.

                                         Shares
Name and Address                       Beneficially         Percentage
of Beneficial Owner                      Owned(1)          of Shares(2)
-------------------                      --------          ------------
Steven M. White                       1,403,498 (3)           28.0%
21400 International Blvd. #207
Seattle, WA 98198

Allen Zimmelman                          63,900 (3)            1.3%
21400 International Blvd. #207
Seattle, WA 98198

Richard Mayer                            59,000 (3)            1.2%
21400 International Blvd. #207
Seattle, WA 98198

Glen T. White                            15,000 (4)             *
21400 International Blvd. #207
Seattle, WA 98198

New Horizons LP                         866,100 (5)           17.4%
248 West Park Avenue
Long Beach, NY 11561

                                         Shares
Name and Address                       Beneficially         Percentage
of Beneficial Owner                      Owned(1)          of Shares(2)
-------------------                      --------          ------------
All executive officers and             1,781,398(6)           34.6%
directors as a  group
(4 persons)

----------
*  Less than one percent.

(1) Pursuant to applicable rules of the Securities and Exchange Commission, "beneficial ownership" as used in this table means the sole or shared power to vote shares (voting power) or the sole or shared power to dispose of shares (investment power). Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the named individual has sole voting and investment power with respect to the shares shown as beneficially owned. In addition, a person is deemed the beneficial owner of those securities not outstanding which are subject to options, warrants, rights or conversion privileges if that person has the right to acquire beneficial ownership either currently or within sixty days after September 30, 1998.

(2) Percentage of beneficial ownership is based upon 4,975,200 shares of common stock outstanding as of September 30, 1998. For each individual, this percentage includes common stock of which the individual has the right to acquire beneficial ownership either currently or within 60 days of September 30, 1998, including, but not limited to, upon the exercise of an option; however, the common stock is not deemed outstanding for the purpose of computing the percentage owned by any other individual.

(3) Includes 45,000 shares underlying stock options granted but not yet exercised.

(4) Includes 5,000 shares underlying stock options granted but not yet exercised.

(5) Sors Inc. as general partner is also deemed the beneficial owner of the shares of the common stock owned by New Horizons LP because of its power to vote and dispose of those shares.

(6) Includes 180,000 shares underlying stock options granted but not yet exercised.


EXECUTIVE COMPENSATION

         The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the year ended March 31, 1998 to the Company's President and Chief Executive Officer (the "Named Officer"). No executive officer received total annual salary, bonus and other compensation in excess of $100,000 in that fiscal year. No executive officer who would have otherwise been includable in this table on the basis of salary and bonus earned for the 1998 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during the fiscal year.

                                            SUMMARY COMPENSATION TABLE
                                            --------------------------

                                               ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                       --------------------------------        ----------------------
                                                                                            SECURITIES
                                                                                             UNDERLYING
                                                                               STOCK          OPTIONS/
NAME AND PRINCIPAL POSITION            YEAR        SALARY         OTHER        AWARDS         WARRANTS
---------------------------            ----        ------         -----        ------         --------
Steven M. White                        1998       $75,000           -            -(1)              -
President and CEO                                       0

(1) No stock awards were granted to Mr. White during the fiscal year ended March 31, 1998. The aggregate value of all shares held by Mr. White as of March 31, 1998 was approximately $2,444,743, based upon the OTC Bulletin Board closing price for the shares on that date.

OPTION GRANTS IN LAST FISCAL YEAR

         No stock options or stock appreciation rights were granted to the Named Officer, or any other officers or directors of the Company, during the fiscal year ended March 31, 1998.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides information with respect to the Named Officer regarding the exercise of options during the 1998 fiscal year and unexercised options held as of the end of the 1998 fiscal year. No stock appreciation rights were exercised during the 1998 fiscal year or were outstanding at the end of the 1998 fiscal year.


                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED              IN-THE-MONEY
                           SHARES                            OPTIONS                         OPTIONS
                         ACQUIRED ON     VALUE         AT FISCAL YEAR-END (#)         AT FISCAL YEAR-END ($)
                          EXERCISE      REALIZED     --------------------------     -------------------------
         NAME                (#)           ($)       EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
         ----                ---           ---       -----------  -------------     -----------  -------------
Steven M. White(1)            -             -            -               -              -              -


EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

         None of the Company's executive officers have employment, change in control, or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Prior to the Company's merger in November 1996 with Cascade Trade Association, Steven White, Richard Mayer and Norma K. Fetz were executive officers of Cascade Trade Association. Steven White and Norma Fetz were also principal shareholders of Cascade Trade Association. In September

1996, Mr. White and Mr. Mayer were appointed directors of the Company and Mr. White and Ms. Fetz were appointed officers of the Company.

           New Horizons LP is a significant shareholder of the Company. The general partner of New Horizons LP is Sors Inc., which is managed by Joseph MacDonald. The spouse of Mr. MacDonald, Ms. Mary Martin, has entered into a one-year consulting agreement with the Company commencing in August 1998. In exchange for investor relations and consulting services rendered, and for reimbursement of expenses, Ms. Martin received a grant of 40,000 options exercisable at $.8125 per share is paid $2000 per month.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

           Under the securities laws of the United States, companies subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), together with their directors, executive officers, and any persons holding more than ten percent of their common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. However, the Company, together with its directors, executive officers, and ten percent holders, became subject to the Exchange Act in June 1998, after the close of the 1998 fiscal year. Consequently, no reports were required to be filed during the 1998 fiscal year.

SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. The Company has not retained a proxy solicitor in conjunction with the Annual Meeting. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, fax or personally.

SHAREHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

         To be considered for inclusion in the proxy materials relating to the 1999 annual meeting of shareholders, shareholder proposals must be received by the Company at its executive offices not later than June 30, 1999.

OTHER MATTERS

         The Board of Directors does not know of any other matters that may come before the Annual Meeting, but if any are properly presented at the Annual Meeting, or any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.

REPORT ON FORM 10-SB

           The Company's registration statement on Form 10-SB was filed with the United States Securities and Exchange Commission covering the Company's fiscal year ended March 31, 1998. The Company has not filed a separate Form 10K-SB for the fiscal year ended March 31, 1998.

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE REGISTRATION STATEMENT ON FORM 10-SB, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INTERNATIONAL BARTER CORP., 21400 INTERNATIONAL BLVD., SUITE 207, SEATTLE, WASHINGTON 98198, ATTN. INVESTOR RELATIONS.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Norma K. Fetz
                                            ------------------------------
                                            NORMA K. FETZ,
                                            Secretary

                                      PROXY
                           INTERNATIONAL BARTER CORP.

                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 24, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           INTERNATIONAL BARTER CORP.

THE UNDERSIGNED REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SHAREHOLDERS MEETING TO BE HELD NOVEMBER 24, 1998 AND THE PROXY STATEMENT, AND APPOINTS STEVEN M. WHITE AND RICHARD MAYER OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK OF INTERNATIONAL BARTER CORP. THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER OWN BEHALF OR ON BEHALF OF AN ENTITY OR ENTITIES, AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE DOUBLETREE HOTEL SEATTLE AIRPORT LOCATED AT 18740 PACIFIC HIGHWAY SOUTH, SEATTLE, WASHINGTON ON TUESDAY, NOVEMBER 24, 1998, AT 1:00 P.M. LOCAL TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF OCTOBER 12, 1998, AND SHALL BE VOTED IN THE MANNER SET FORTH BELOW:

1. TO ELECT FOUR MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED;

NOMINEES: 01 - STEVEN M. WHITE; 02 - ALAN ZIMMELMAN; 03 - RICHARD MAYER;
          04 - GLEN T. WHITE.

         [  ]  FOR ALL NOMINEES             [  ]  WITHHELD FROM ALL NOMINEES

         [  ]  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE.
               WRITE NUMBER(S) OF NOMINEES.

2. TO RATIFY THE 1998 STOCK OPTION PLAN AND THE SPECIFIC AWARDS ALREADY MADE UNDER THE 1998 PLAN;

         [  ]   FOR        [  ]   AGAINST   [  ]   ABSTAIN

3. TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1999, TO BE NAMED AT THE ANNUAL MEETING;

         [  ]   FOR        [  ]   AGAINST   [  ]   ABSTAIN

4. TO ACT UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         [  ]   FOR        [  ]   AGAINST   [  ]   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ABOVE ITEMS BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1-4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (SEE NOTES TO THIS PROXY ON REVERSE SIDE).

DATED_________________________, 1998        DATED_________________________, 1998


__________________________________          ____________________________________
SIGNATURE                                   SIGNATURE

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

                           INTERNATIONAL BARTER CORP.
               ANNUAL MEETING TO BE HELD ON 11/24/98 AT 1:00 P.M.
                           FOR HOLDERS AS OF 10/12/98


                                      NOTES

1. The shares represented by this proxy will be voted or withheld from voting at the Annual Meeting as requested by a shareholder or proxyholder (provided the instructions are certain). If the shareholder (or an intermediary holding shares on behalf of an unregistered shareholder) has specified a choice with respect to any of the items herein by marking an "X" in the space provided for that purpose, the shares will be voted in accordance with that choice. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER, IF ONE PROPOSED BY MANAGEMENT, INTENDS TO VOTE THE SHARES AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the meeting or if any other matters properly come before the meeting, discretionary authority is hereby conferred with respect thereto.

2. This Proxy will not be valid unless it is dated and signed by the shareholder, by his or her attorney authorized in writing or by the intermediary. In the case of a corporation, this Proxy must be signed under its full corporate name by a duly authorized officer or person.

3. To be effective, the Proxy together with the power of attorney or other authority, if any, under which it was signed must be received by the Company prior to Annual Meeting.


Your name and address are shown as registered - please notify the Company of any change in your address.

[ ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

                           APPENDIX TO PROXY STATEMENT


                             DESCRIPTION OF BUSINESS

International Barter Corp. ("Company") offers barter services for retail, professional, media and corporate clients. The Company provides a centralized barter currency, centralized data processing, standardized marketing and support materials, advertising, and ongoing training and support to expand its client base.

It has been estimated that the total value of products and services bartered by corporate trade companies and trade exchanges was $9 billion during 1996. Trade exchanges provide a marketplace offering a range of products and services which may be purchased with trade credits, such as media, travel, hotels, printing, and business equipment. The Company, as other commercial barter exchanges, depend on an index of valuation for establishing barter credits and debits. This index of valuation is a dollar-denominated "trade dollar," a ledger entry by which goods and services can be bought and sold.

The Company operates a regional office through which clients' products and services are marketed to other clients through directories, newsletters, trade brokers and other means. Generally, sales are at prevailing retail price, and clients receive monthly statements showing activity. The Company generates revenues from barter transactional fees and monthly account fees. The Company hopes to capture significant market share by expanding beyond local operations into a national organization with the ability to service a more diverse and dispersed clientele, and by providing the broadest availability of goods and services in the barter industry. The Company intends to create a strong national presence, and may seek to acquire other barter exchanges to facilitate its growth.

In September 1998, the Company opened its web-site, Ubarter.com, to the general public. The web-site is intended to provide an electronic barter forum, enabling businesses and individuals to connect and trade products and services without geographical limitation. The parties are responsible for posting their items for trade, setting and assessing the value of traded items, and shipping or delivering the products or services. The Company intends to generate revenues from trades transacted by on-line clients, based on the value of the items traded. However, the full development and implementation of the website will require substantial capital. There can be no assurance that funding will be available or if obtained, will be adequate, that Ubarter.com will produce significant revenue for the Company, or that it can be run profitably.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

The following discussion of the financial condition, changes in financial condition and results of operations of the Company for the fiscal years ended 3/31/98 and 3/31/97 should be read in conjunction with the financial statements of the Company and related notes included therein, included in the Annual Report and in the Company's registration statement on Form 10-SB.

Incorporated on 9/18/96 as a shell company, until the merger noted below, the Company issued no shares and conducted no business. On 11/15/96, the Company merged with Cascade Trade Association ("CTA").

The Company was the "surviving corporation" and obtained 100% of the ownership and debt of CTA through the purchase of CTA's outstanding common stock through the issuance of 1,000,000 shares of the Company's common stock. CTA was in the barter business at the time of the merger, which became the continuing business of the Company. The merger was recorded as reverse takeover and the financial statements of CTA became the historical financial statements of the Company. CTA, as a corporation, was dissolved during January 1998 with the business of this formerly wholly-owned subsidiary being absorbed by the Company.

Prior to the merger, CTA financed its activities through internal cash flow. Since the merger, the Company has financed its activities through the distribution of equity capital, including the issuance of 250,000 shares for $125,000 of consulting services, a private placement of 300,000 units for $150,000; a private placement of 215,000 units for $300,000 (February 1998); and a private placement of 400,000 units for $1,000,000 (July 1998).

In July 1998, the Company completed a private placement of 400,000 units at $2.50 per unit. Each unit consisted of one share of common stock and an "E" warrant entitling the holder to acquire an additional share at $3.00 per share; the warrant is exercisable until June 20, 2000. The unit and shares therein are not being registered under the 1933 Act and resale is subject to the restrictions of Rule 144. The purpose of the equity offering is to fund the launching of the e-commerce site, Ubarter.com, and boost working capital.

The Company anticipates having to raise additional funds by equity issuance in the next several years, as the Company expects to grow at rates that will require more funds than will be generated by profitable operations which the Company expects to report during Fiscal 1999 and thereafter. *

The barter business creates unique financial reporting because of transactions being effected in trade dollars as well as cash. The Company uses the ratio of one trade dollar to one US Dollar in measuring and recording purchases/sales. This one-to-one ratio is the standard within the barter industry.

The Company occasionally engages in barter trading for its own account and has a blended cash-trade purchasing program in which it spends trade dollars and US Dollars have been earned by the Company to pay for goods and services used by the Company in its operations.

Any negative trade dollar balance of the Company is shown as a liability in the balance sheet. The contractual relationship between the Company and clients of its barter exchange permit the Company to "borrow" trade dollars through the issuance of trade dollars in excess of the amount specifically earned by the Company, within certain specified limitations. This provides the Company with additional liquidity and the opportunity to complete advantageous purchase transactions that benefit the Company and barter exchange clients. The Company would be ultimately obligated to provide goods/services to barter exchange clients to offset any amounts of trade dollars expended in excess of earned. This could be



--------
* This statement is a forward-looking statement reflecting current expectations. There can be no assurance that the Company's actual future performance will meet the Company's current expectations due to factors described in this section and in the "Risk Factors" section of the Company's registration statement on Form 10-SB.

accomplished by the sale for trade dollars of the assets or offset against fees charged in trade dollars. At 3/31/96, 3/31/97 and 3/31/98, the Company had expended $137,823, $98,274 and $5,439 trade dollars in excess of the amount of trade dollars earned by the Company. The Company has been reducing this trade dollar liability and considers the current level manageable.

At each balance sheet date, in accordance with generally accepted accounting principles, any positive trade balance of the Company would be evaluated for net realizable value. The Company would adjust the carrying value of the trade dollars if the fair market value of the trade dollars is less than the carrying value or it is probable that not all trade dollars will be used.

Trade Broker Commissions. Trade brokers associated with the Area Office service the Company's clients. These trade brokers are entitled to a portion of the commissions collected by the Company from clients of the Company/broker. This compensation, which is payable within 30 days, typically represents 25% of the commission collected by the Company.

 Stock-based compensation. The Company has not adopted FASB Statement No. 123, "Accounting for Stock-Based Compensation" as of 3/31/98. Through 3/31/98, the Company had no stock option plan or other compensation program that would have resulted in any reportable data under Statement 123.

Statement 123 also applies to transactions in which a company issues its own common stock to acquire goods/services from non-employees. Because the Statement 123 method of accounting has not been applied to common stock issued during Fiscal 1997 for services, the resulting pro forma compensation costs may not be representative of that to be expected in future years. The implementation of Statement 123 may have a material effect on the Company's financial statements and the pro forma disclosures in the notes thereto in future periods; however, the impact on future years is not known or reasonably estimable.

Revenue Recognition: Cash vs. Trade Dollars. During Fiscal 1995 ended 12/31/95, Fiscal 1996 ended 3/31/96, Fiscal 1997 ended 3/31/97 and Fiscal 1998 Ended 3/31/98, the Company reported $191,467, $202,349, $345,831 and $379,302 of its revenue as cash and the remaining revenue in trade dollars.

Business Concentration. No customers accounted for more than 10% of Company trading revenue for Fiscal 1998/1997/1996/1995.

Cash Balances. The Company maintains its major cash balances at one financial institution located in Las Vegas, Nevada. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At 3/31/98, the uninsured cash balances totaled $282,564.

Commitments and Contingencies. The Company leases its office facility in Seattle, Washington. Future minimum rental commitments pursuant to this lease are $22,200 for Fiscal 1999. Of the minimal rental commitment due in Fiscal 1999: $15,600 is payable in cash and $6,600 is payable in trade dollars.

LIQUIDITY AND CAPITAL RESOURCES

Fiscal 1998

Cash Used In Fiscal 1998 ended 3/31/98 Operating Activities totaled ($47,986), including the $32,509 Net Income; the primary adjusting item was ($106,570) net trade revenue earned over trade costs. Cash Used in Fiscal 1998 Ended 3/31/98 Investing Activities totaled ($13,915).

Cash Supplied by Fiscal 1998 Ended 3/31/98 Financing Activities totaled $282,138 which primarily reflected $298,850 from the exercise of warrants and ($16,712) from repayment of notes payable.

During February 1998, the Company completed, pursuant to a private placement in the United States under Section 504 of Regulation D, a private placement of its common stock to which 120,000 units were subscribed for $72,000 by five investors. Under the terms of the private placement, one "C" warrant and one "D" warrant was issued with each one share of common stock issued. The warrants are immediately exercisable and tradable after the closing of the private placement. Each "C" warrant entitles the holder to purchase one additional share at a price of $0.80 per share until 9/30/98. Each "D" warrant entitles the holder to purchase one additional share at a price of $1.10 per share until 9/30/98. As of the date of this Proxy Statement, all outstanding warrants had either expired or been exercised.

During the fourth fiscal quarter, 287,158 "A" warrants from the March 1997 private placement were exercised, raising $215,369. Also, during the fourth fiscal quarter, 11,300 "B" warrants from the March 1997 private placement were exercised, raising $11,300.

During February 1998 and April 1998, Company entered into an agreements whereby two Area Offices would be opened in Spokane, Washington and Yakima, Washington. These offices opened in June 1998.

Finally, during February 1998, the Company entered into negotiations to acquire a barter exchange company. The preliminary oral agreement is subject to numerous contingencies and there is no assurance that the acquisition will be consummated.

The Company believes that it will have sufficient working capital to fund all operations through at least Fiscal 2000.

The Company anticipates that it will acquire and/or open up additional barter exchanges prior to the end of Fiscal 1999. * Such acquisitions are likely to result in the Company employing additional employees associated with the operation of each acquired/opened barter exchange.

The Company is yet unaware of the details of the cash requirements associated with any possible future acquisitions of other barter exchanges or other corporate activities; however, the Company believes that with the anticipated exercise of the warrants from the March 1997 units offering and the exercise of the warrants from the February 1998 units offering, sufficient funds will be available to consummate all planned acquisitions and corporate actions through Fiscal 1999.


----------

* This statement is a forward-looking statement reflecting current expectations. There can be no assurance that the Company's actual future performance will meet the Company's current expectations due to factors described in this section and in the "Risk Factors" section of the Company's registration statement on Form 10-SB.

If the warrants are not exercised and if existing funds prove insufficient and if the Company is unsuccessful in raising additional equity capital, the Company anticipates it will continue to grow, however at a slower pace than presently planned.

Fiscal 1997 Ended 3/31/97 and Fiscal 1996/1995/1994/1993

Cash Used In 1997 Operating Activities totaled $21,768, including the ($62,672) Net Loss; the primary adjusting items were $125,000 of common stock issued for services, ($39,549) net trade revenue earned over trade costs, $9,080 in depreciation, and ($10,221) net changes in non-cash operating working capital. Cash Used in 1997 Investing Activities totaled zero. Cash provided by 1997 Financing Activities totaled $135,540, which primarily came from the sale of common stock detailed above and ($14,460) in repayment of notes payable.

Cash Used In 1996 Operating Activities totaled ($36,871), including the $21,250 Net Income; the primary adjusting items were $40,649 net trade revenue earned over trade costs, $7,395 in depreciation, and ($45,294) net changes in non-cash operating working capital. Cash Used in 1995 Investing Activities totaled zero. Cash Used by 1996 Financing Activities totaled ($12,722) which came from the repayment of notes payable.

RESULTS OF OPERATIONS

Fiscal 1998 ended 3/31/98

For Fiscal 1998 Ended 3/31/98, revenue increased to $684,062 as a result of increased fees, an increase in the number and quality of clients, and increases in corporate trade. Another factor in increased revenue is the maturing client base; the more a client used the system, the more barter relationships they make which in turn generates more repeat business. Roughly one-half of revenue is comprised of cash revenue and one-half of trade revenue; these generally being generated by commissions on client trades. Revenue is recognized for monthly dues after the fees have been earned and collected; one-time set-up fees are recognized as collected and are considered immaterial to net income.

Gross Profit totaled $540,637, or 79% of revenue. The major types of costs included in "cost of sales" were industry specific items such as script and consignment. Management attributes the continued high gross profit margin to investments in new technology, outsourcing data processing, and centralizing accounts receivable.

Selling, General and Administrative expenses were $500,073, a 26% increase reflecting expanded broker staff, legal/accounting fees related to the now public company reporting requirements, and additional personnel for administrative staff. Payroll was the largest category consuming $186,858. Taxes were $1,207 and commissions were $28,884.

Net Income was $32,509 compared with a loss of ($62,542). Earnings Per Share was $0.02 compared with ($0.14).

The weighted average number of shares used in the calculation of Basic Earnings Per Share was 1,316,212; for diluted EPS was 1,474,970 reflecting outstanding warrants.

Fiscal 1997 Ended March 31, 1997 and Fiscal 1996/1995/1994

The Company has experienced significant revenue growth in the last several years: $452,673 and $297,843 for fiscal years ended 3/31/97 and 3/31/96; and $247,574 and $288,545 for fiscal years ended 12/31/95 and 12/31/94, respectively.

Management attributes this growth to growing awareness by the public of the advantages of using barter in their daily lives and by businesses in fueling growth through attracting new customers who use barter.

Gross Profit margins have expanded: 73%, 74%, 70% and 69%. Management attributes this increased profitability to investments in technology and economies of scale.

Selling, General and Administrative expenses have risen rapidly: $395,306 and $184,560 for fiscal years ended 3/31/97 and 3/31/96; and $165,860 and $192,739 for fiscal year ended 12/31/95 and 12/31/94. Management attributes the Fiscal 1997 to increased preparation for becoming a public company and in anticipation of an even greater revenue stream; other factors in the rise of costs include additional personnel and investments in technology.

For Fiscal 1997, the Company reported a loss from Operations of ($60,560) compared with $20,601. Fiscal 1997 Net Income was ($62,452) compared with $21,250. Fiscal 1997 Earnings Per Share was ($0.14) compared with $2.13. The weighted average number of shares used in the calculation of Earnings Per Share was 437,500 for Fiscal 1997 compared with 10,000 for Fiscal 1996; the increase related to the November 1996 merger between the Company and CTA with the initial issuance of 1,000,000 shares, the January-March 1997 issuance of 250,000 shares for services and the March 1997 private placement of 300,000 units of common stock and warrants.

Fiscal 1996 Ended 3/31/96 Net Income (loss) was $21,250 and Fiscal 1995 Ended 12/31/95 Net Loss was ($8,607). Earning (loss) per Share was $2.13 and ($0.86), respectively. The weighted average number of shares used in the calculation of EPS was 10,000 for Fiscal 1996 and Fiscal 1995.

Inflation. The Company's results of operations have not been affected by inflation and management does not expect inflation to have a material impact on its operations in the future.

FORWARD-LOOKING STATEMENTS

From time-to-time, the Company or its representatives may have made or may make forward-looking statements, orally or in writing. Such forward-looking statements may be included in, but not limited to, press releases, oral statements made with the approval of an authorized executive officer or in various filing made by the Company with the Securities and Exchange Commission or other regulatory agencies. Words or phrases "will likely result", "are expected to", "will continue", " is anticipated", "estimate", "project or projected", or similar expressions are intended to identify "forward-looking statements". The Company wishes to ensure that such statements are accompanied by meaningful cautionary statements. Accordingly, such statements are qualified in their entirety by reference to and are accompanied by the following discussion of certain important factors that could cause actual results to differ materially from such forward-looking statements.

Management is currently unaware of any trends or conditions that could have a material adverse effect on the Company's financial position, future results of operations, or liquidity.

However, investors should also be aware of factors that could have a negative impact on the Company's prospects and the consistency of progress in the areas of revenue generation, liquidity, and generation of capital resources. These include: (i) variations in the mix of corporate trade and trade exchange revenue; (ii) possible inability of the Company to attract investors for its equity securities or otherwise raise adequate funds from any source, (iii) increased governmental regulation of the barter business, (iv) a decrease in the cash fees and commission realized by the Company based on a material decrease in corporate or retail barter transactions and (v) the inability of the Company to acquire additional barter exchanges in a timely manner and the inability to integrate these acquisitions in a profitable manner.

The risks identified here are not inclusive. Furthermore, reference is also made to other sections of this Registration Statement that include additional factors that could adversely impact the Company's business and financial performance. Also, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it access the impact of all such risk factors on the Company's business or the extent to which any factor or combination of factors may cause actual results to differ significantly from those contained in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.


STOCK INFORMATION

The Company `s common stock trades on the OTC Bulletin Board under the symbol "IBCX." The range of high and low bid prices for the Company's common stock for each quarter during the period from February 12, 1998 through September 30, 1998, is set forth below. The trading prices have been adjusted to give effect to the 2:1 stock split effective July 24, 1998.

QUARTERLY COMMON STOCK PRICE RANGES(1)

QUARTER                            1998
                            HIGH           LOW
                            ----           ---
1ST                        0.875         0.6875
2ND                         4.00         0.6875
3RD                         6.75         0.8750

 (1) This table reflects the range of high and low bid prices for the Company's common stock during the indicated periods, as published by the OTC Bulletin Board. The quotations merely reflect the prices at which transactions were proposed, and do not necessarily represent actual transactions. Prices do not include retail markup, markdown or commissions.

There were 64 record holders of the Company's common stock as of September 30, 1998. The Company estimates there are approximately 875 beneficial owners of its common stock.

DIVIDENDS POLICY

         The Company has not paid dividends on its common stock since its inception. Dividends on common stock are within the discretion of the Board of Directors and are payable from profits or capital legally available for that purpose. It is the current policy of the Company to retain any future earnings to finance the operations and growth of its business. Accordingly, the Company does not anticipate paying any dividends on common stock in the foreseeable future.



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